SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

Cypress Semiconductor Corporation
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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____________________________________________________________________________________
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March 27, 2006

Dear Stockholder:

     You are cordially invited to attend the Cypress Semiconductor Corporation Annual Meeting of Stockholders to be held on Monday, May 1, 2006, at 10:00 a.m. Pacific Daylight Time, at our offices located at 198 Champion Court, San Jose, California 95134. Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

     We hope you will be able to attend the Annual Meeting to listen to our report on the status of our business and performance during 2005 and near-term plans, and to ask any questions you may have.

     Your vote is very important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. In order to facilitate your voting, you may vote in person at the meeting, by sending in your written proxy, by telephone, or by using the Internet. Your vote by telephone, over the Internet or by written proxy will ensure your representation at the Annual Meeting if you cannot attend in person. Please review the instructions on the proxy card regarding each of these voting options.

     If you would rather receive our annual report and proxy statement electronically, you may sign up for our Edelivery program at www.cypress.com/edeliveryconsent.

     Thank you for your ongoing support and continued interest in Cypress Semiconductor Corporation.

Very truly yours,

T.J. Rodgers President and Chief Executive Officer

2006 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	1
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS	2
General Information	2
Who can attend the Annual Meeting?	2
Who is soliciting my vote?	2
Who is entitled to vote?	2
What may I vote on?	2
What is a “quorum”?	2
What is the difference between holding shares as a stockholder of record and a beneficial owner?	2
What shares can be voted and how may I cast my vote for each proposal?	3
How does the Board recommend I vote on all the proposals?	3
How do I vote?	3
How can I vote my shares in person at the Annual Meeting?	3
What are the word choices for indicating my vote?	3
How can I change my vote or revoke my proxy?	3
What does it mean if I get more than one proxy card?	4
Who will count the votes?	4
What is broker “discretionary” vote?	4
How will abstentions and non-votes be treated?	4
How will voting on any other business be conducted?	4
How much did this proxy solicitation cost and who will pay for the cost?	4
How and when may I submit proposals for consideration at next year’s annual meeting of stockholders or to
nominate individuals to serve as directors for Cypress?	4
How may I communicate with Cypress’s Board of Directors or the non-management directors on Cypress’s
Board of Directors?	5
Does Cypress’s Board of Directors have a policy as to attendance at the Annual Meeting by directors?	5
Where can I find the voting results of the Annual Meeting?	5
How can I receive the proxy statement and annual report by electronic delivery?	5
How can a stockholder request a copy of Cypress’s Annual Report on Form 10-K filed with the Securities and
Exchange Commission for fiscal year 2005?	5
BOARD STRUCTURE AND COMPENSATION	6
Corporate Governance	6
General	6
Determination of Independence	6
Consideration of Director Nominees	6
Communications from Stockholders and Other Interested Parties	7
Board Structure and Committees	7
The Audit Committee	8
The Compensation Committee	9
The Nominating and Corporate Governance Committee	9
The Operations Committee	9
Compensation of Directors	10
PROPOSAL ONE—ELECTION OF DIRECTORS	11
PROPOSAL TWO—APPROVAL OF THE AMENDED EMPLOYEE QUALIFIED STOCK PURCHASE PLAN	13
Purposes and Effects of the Proposal	13
Description of Employee Qualified Stock Purchase Plan	13
Tax Aspects	16
Compensation Plan Information for Fiscal 2005	17

i

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	18
PROPOSAL THREE—RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM	20
MANAGEMENT	21
Security Ownership of Certain Beneficial Owners and Management	21
Executive Compensation	24
Summary Compensation Table	24
Option Grants in Last Fiscal Year	25
Aggregated Option Exercises in Last Fiscal Year and Last Fiscal Year-End Option Values	26
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS	27
Goals of the Compensation Program	27
Components of the Compensation Program	27
Compensation of the Chief Executive Officer	27
OTHER DISCLOSURES	29
Compensation Committee Interlocks and Insider Participation	29
Certain Relationships and Related Transactions	29
Indebtedness of Executive Officers	29
Section 16(a) Beneficial Ownership Reporting Compliance	29
Company Stock Price Performance	30
OTHER MATTERS	31
APPENDIX A—EMPLOYEE QUALIFIED STOCK PURCHASE PLAN	A-1

ii

CYPRESS SEMICONDUCTOR CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MAY 1, 2006

TO ALL CYPRESS STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cypress Semiconductor Corporation, a Delaware corporation, will be held on:

Date:	Monday, May 1, 2006

Time:	10:00 a.m. Pacific Daylight Time

Place:	Cypress’s offices located at 198 Champion Court, San Jose, California 95134

Items of
Business:	1.	The election of seven directors to serve on our board of directors (the “Board”) for fiscal year 2006 until their successors are elected;

	2.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year 2006;

	3.	To approve the Amended Employee Qualified Stock Purchase Plan; and

	4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice. All stockholders are cordially invited to attend the Annual Meeting in person. Only stockholders of record at the close of business on March 9, 2006, are entitled to receive notice of, and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. Any stockholder attending the Annual Meeting and entitled to vote may do so in person even if such stockholder returned a proxy.

FOR THE BOARD OF DIRECTORS

Brad W. Buss
Corporate Secretary

San Jose, California, March 27, 2006

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR YOU MAY VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE DIRECTIONS ON THE PROXY CARD. ANY ONE OF THESE METHODS WILL ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED TO THE PROXY CARD ENVELOPE IF MAILED IN THE UNITED STATES.

CYPRESS SEMICONDUCTOR CORPORATION

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

     The Board of Directors of Cypress Semiconductor Corporation (“Cypress” or “Company”) is furnishing this proxy statement to you in connection with our solicitation of proxies to be used at our Annual Meeting of Stockholders (“Annual Meeting”) to be held Monday, May 1, 2006, at 10:00 a.m. Pacific Daylight Time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 198 Champion Court, San Jose, California 95134.

     Our principal executive offices are located at 198 Champion Court, San Jose, California 95134. The telephone number at that address is (408) 943-2600.

     The date of this proxy statement is March 27, 2006, and it was first mailed on or about March 31, 2006, to all stockholders entitled to vote at the Annual Meeting.

     The following is important information regarding the Annual Meeting and this proxy statement:

Q:	Who can attend the Annual Meeting?

A:

All stockholders and holders of proxies for those stockholders and other persons invited by Cypress can attend. If your shares are held by your broker in “street name,” you must bring a letter from your broker or a copy of your proxy card to the meeting showing that you are the direct or indirect owner of the shares as of March 9, 2006 (the “Record Date”).

Q:	Who is soliciting my vote?

A:	This solicitation is being made by the Board of Directors of Cypress.

Q:	Who is entitled to vote?

A:

Only stockholders of Cypress as of the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the Record Date, there were 139,161,860 shares outstanding of Cypress’s common stock, par value $0.01 per share.

Q:	What may I vote on?

A:	(1) The election of seven nominees to serve on our Board of Directors for fiscal year 2006 and until their successors are elected;

(2) The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2006;

(3) To approve the Amended Employee Qualified Stock Purchase Plan (the “Plan”); and

(4) Any other business properly presented at the Annual Meeting.

Q:	What is a “quorum”?

A:

A “quorum” is the minimum number of shares required to be present or represented in order to hold an Annual Meeting, and to take a valid action or transact business at the meeting. There must be a quorum for the Annual Meeting to be held and action to be validly taken. The quorum requirement for holding the Annual Meeting and transacting business is a majority of the issued and outstanding shares entitled to vote at the meeting. They may be present at the meeting or represented by proxy. If you submit a properly executed proxy card, or if you attend the meeting and abstain from voting or withhold your vote with respect to any proposal, you will be considered present for purposes of a quorum and for purposes of determining the voting power present at the meeting.

Q:	What is the difference between holding shares as a stockholder of record and a beneficial owner?

A:

Most stockholders of Cypress hold their shares through a stockbroker, a bank or other nominee rather than directly in their own name. As summarized below, there are distinctions between shares held of record and those beneficially owned.

Stockholder of Record. If your shares are registered directly in your name with Cypress’s transfer agent, Computershare, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent to you directly by Cypress.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee (also known as shares registered in “street name”), you are considered the beneficial owner of such shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote your shares and you are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting. Your broker or nominee will enclose a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

Q:	What shares can be voted and how may I cast my vote for each proposal?

A:

All shares owned by you as the stockholder of record as of the close of business on the Record Date may be voted. You may cast one vote per share of common stock for each proposal except that a stockholder voting for the election of directors may cumulate such stockholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder’s shares are entitled, or distribute such stockholder’s shares among as many candidates as the stockholder may select, provided that votes cannot be cast for more than seven candidates. For example, if you own 100 shares of stock, and there are seven (7) directors to be elected at the Annual Meeting, you may allocate 700 shares (seven times 100) as “FOR” votes among as few or as many directors to be elected at the Annual Meeting as you choose. If you choose to cumulate your votes, you will need to submit a proxy card or a ballot and make an explicit statement of your intent to cumulate your votes, either by so indicating in writing on the proxy card or by indicating in writing on your ballot when voting at the Annual Meeting. If you hold shares beneficially in street name and wish to cumulate your votes, you should contact your broker, trustee or nominee.

Q:	How does the Board recommend I vote on all the proposals?

A:	The Board recommends a vote FOR each of the seven director nominees, and a vote FOR each proposal listed for approval or ratification.

Q:	How do I vote?

A:	If you hold shares directly as a stockholder of record, you can vote in one of the following three ways:

(1) Indicate your vote on each proxy card you receive, then sign, date and return it in the prepaid envelope.

(2) Vote through the Internet or telephone voting system more fully described on your proxy card.

(3) Vote in person at the Annual Meeting.

If you hold shares beneficially in street name, you may submit your voting instructions in the manner prescribed by your broker or nominee (see “What is the difference between holding shares as a stockholder of record and a beneficial owner?” and “How can I vote my shares in person at the Annual Meeting?”).

Q:	How can I vote my shares in person at the Annual Meeting?

A:

Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification and your holding of Cypress stock as of the Record Date. Even if you plan to attend the Annual Meeting, Cypress recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Shares registered in street name may be voted in person by you only if you obtain a signed proxy from the broker who holds your shares, giving you the right to vote the shares. You may contact your broker, bank or other nominee to obtain a proxy card, bring it with you and vote your shares at the Annual Meeting. (See “What is the difference between holding shares as a stockholder of record and a beneficial owner?” under “Beneficial Owner.”)

Q:	What are the word choices for indicating my vote?

A:

For the election of directors, you may vote “FOR ALL,” “WITHHOLD ALL,” or “FOR ALL EXCEPT.” On your proxy card, a number has been assigned before the name of each director nominee. If you chose to vote “FOR ALL EXCEPT,” write the number before the name of the nominee from whom you wish to withhold your vote in the space provided on your proxy card.

You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to each other matter on the proxy. Shares that vote “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum. These shares are also treated as votes eligible to be cast by the common stock present in person or represented by proxy at the Annual Meeting and “entitled to vote on the subject matter,” referred to as the Votes Cast, with respect to such matter.

Q:	How can I change my vote or revoke my proxy?

A:

If you are a stockholder of record, you have the right to revoke your proxy and change your vote at any time before the meeting by notifying Brad W. Buss, Corporate Secretary, returning a later-dated proxy card, or by Internet or telephone as more fully described on your proxy card. You may also revoke your proxy and change your vote by voting in person at the Annual Meeting, if you are a stockholder of record. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

Q:	What does it mean if I get more than one proxy card?

A:	It means you hold shares registered in more than one account. Please vote all proxy cards in one of the manners described above (under “How do I vote?”) to ensure that all your shares are voted.

Q:	Who will count the votes?

A:

Representatives of Investor Communication Services, a division of ADP, will count the votes and Brad W. Buss, Corporate Secretary, will act as the Inspector of Elections. Cypress believes that the procedures to be used by the Inspector of Elections to count the votes are consistent with Delaware law concerning the voting of shares, determination of a quorum and the vote required to take stockholder action.

Q:	What is a broker “discretionary” vote?

A:

Under the rules of the New York Stock Exchange, or NYSE, if you hold your shares through a broker, your broker is permitted to vote your shares on the election of directors and ratification of our independent registered public accounting firm in its discretion if it has transmitted the proxy materials to you and has not received voting instructions from you on how to vote your shares before the deadline set by your broker.

Q:	How will abstentions and non-votes be treated?

A:

Abstentions, which are “ABSTAIN” votes, will be counted for purposes of establishing a quorum for the transaction of business at the Annual Meeting and the total number of votes cast with respect to a particular matter. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will be considered present for purposes of a quorum but will not be considered present for purposes of determining voting power on that matter. Broker non-votes with respect to proposals set forth in this proxy statement will not be considered votes cast and, accordingly, will not affect the determination as to whether the requisite majority of votes cast has been obtained with respect to a particular matter. Because abstentions are considered present for purposes of determining voting power, abstentions have the effect of a vote “AGAINST” a proposal.

Q:	How will voting on any other business be conducted?

A:

We do not know of any business to be considered at this year’s Annual Meeting other than the proposals described in this proxy statement. However, because we did not receive notice of any other proposals to be brought before the Annual Meeting within 45 days prior to the date of mailing of this proxy statement, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to T.J. Rodgers, Cypress’s President and Chief Executive Officer, and Brad W. Buss, Corporate Secretary, to vote on such matters at their discretion.

Q:	How much did this proxy solicitation cost and who will pay for the cost?

A:

The cost of soliciting proxies in connection with this proxy statement has been, or will be, borne by Cypress. We have retained Georgeson Shareholder Communications, Inc. to assist with the solicitation of proxies for a fee not to exceed $7,000, plus reimbursement of out-of-pocket expenses. Georgeson Shareholder Communications may solicit proxies by mail, telephone, in person or via other electronic communications. We have also requested that banks, brokers and other custodians, nominees and fiduciaries send proxy statements to the beneficial owners of our common stock they represent and secure their instructions as to the voting of such shares. We may reimburse such banks, brokers and other custodians, nominees, fiduciaries and other persons representing beneficial owners of our common stock for their expenses in forwarding solicitation material to such beneficial owners. Certain of our directors, officers or employees may also solicit proxies in person, by telephone, or by electronic communications, but they will not receive any additional compensation for doing so.

Q:	How and when may I submit proposals for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors for Cypress?

A:	You may submit your proposals, including director nominations, for consideration at future annual meetings of stockholders.

Stockholders Proposals: For stockholder proposals to be considered for inclusion in our 2007 proxy statement, the written proposal must be received by the Corporate Secretary, at our corporate offices at 198 Champion Court, San Jose, California 95134 no later than December 2, 2006. The corporation has discretionary power to consider stockholder proposals submitted after December 2, 2006, but no later than February 15, 2007. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s Annual Meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before Cypress begins to print and mail its proxy materials. Such proposals will also need to comply with SEC regulations, such as Rule 14a-8 of the 1934 Securities Exchange Act regarding the inclusion of stockholder proposals in any company-sponsored proxy material.

Nomination of Director Candidates: A stockholder may propose director candidates for consideration by the Board’s Nominating and Corporate Governance Committee. Such proposals should be directed to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Cypress Semiconductor Corporation, 198 Champion Court, San Jose, California 95134. In addition, the stockholder must give notice to the Corporate Secretary, and such notice must be received within the time period described above under “Stockholder Proposals.” Any such proposal should include the following:

	(1)	nominee’s name, age, nationality, business and residential address;
	(2)	nominee’s principal occupation and employment;
	(3)	the class and number of shares of stock owned beneficially or of record by nominee; and
	(4)	any other information required to be disclosed in the proxy statement.

The stockholder’s notice must also include the following information for the stockholder giving the notice and the beneficial holder, if any, on whose behalf the nomination or proposal is being made:

	(1)	their names and addresses;
	(2)	the class and number of shares of stock owned beneficially and of record by them;
	(3)	a description of any arrangements or understandings between them and each proposed nominee and any other persons (including their names) pursuant to which the nominations are being made;
	(4)	a representation that they intend to appear in person or by proxy at the at the annual meeting to nominate the person named in the notice;
	(5)	a representation as to whether they are part of a group that intends to deliver a proxy statement or solicit proxies in support of the nomination; and
	(6)	any other information that would be required to be included in the proxy statement.

If the nomination was made in accordance with our bylaws, the Nominating and Corporate Governance Committee of the Board of Directors will apply the same criteria in evaluating the nominee as it would any other board nominee candidate and will recommend to the Board of Directors whether or not the stockholder nominee should be included as a candidate for election in our proxy statement. The nominee and nominating stockholder must be willing to provide any information reasonably requested by the Nominating and Corporate Governance Committee in connection with its evaluation. The Board of Directors shall make the final determination whether or not a nominee will be included in the proxy statement and card for election (see “Consideration of Director Nominees”).

Q:	How may I communicate with Cypress’s Board of Directors or the non-management directors on Cypress’s Board of Directors?

A:

You may submit an email to our Board of Directors at CYBOD@cypress.com. All directors have access to this email address. Communications intended for non-management directors should be directed to the Chairman of the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Cypress Semiconductor Corporation, 198 Champion Court, San Jose, California 95134.

Q:	Does Cypress’s Board of Directors have a policy as to attendance at the Annual Meeting by directors?

A:

Cypress does not have a formal policy on director attendance at annual meetings, although directors are encouraged to attend. All of our directors were present at the 2005 Annual Meeting, except Messrs. Shugart and Benhamou.

Q:	Where can I find the voting results of the Annual Meeting?

A:	Cypress will announce preliminary voting results at the 2006 Annual Meeting and publish final results in Cypress’s quarterly report on Form 10-Q for the second quarter of fiscal year 2006.

Q:	How can I receive the proxy statement and annual report by electronic delivery?

A:

You may sign up for Cypress’s Edelivery program at www.cypress.com/edeliveryconsent. When you sign up for electronic delivery, you will be notified by electronic mail whenever our annual report or proxy statement becomes available.

Q:	How can a stockholder request a copy of Cypress’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for fiscal year 2005?

A:

A copy of Cypress’s Annual Report on Form 10-K has been mailed with this proxy statement. A stockholder may also send a written request for a copy of our Annual Report on Form 10-K to Brad. W. Buss, Corporate Secretary, Cypress Semiconductor Corporation, 198 Champion Court, San Jose, California 95134. Upon receipt of such request by a stockholder, we will provide a copy of our Annual Report on Form 10-K without charge, including the financial statements and the financial statement schedules, required to be filed with the Securities and Exchange Commission (SEC) pursuant to Rule 13a-1 of the Securities Exchange Act of 1934 for our fiscal year 2005. Our Annual Report on Form 10-K for the fiscal year ending January 1, 2006 is also available at our web site at: http://media.corporate- ir.net/media_files/NYS/cy/reports/2004ar.pdf.

BOARD STRUCTURE AND COMPENSATION

CORPORATE GOVERNANCE

General

     We have long believed that good corporate governance is important to ensure that Cypress is managed for the long-term benefit of its stockholders. During the past year, we have continued to review our corporate governance policies and practices to ensure they comply with the requirements or suggestions of various authorities in corporate governance and the best practices of other public companies. We have also continued to review the rules of the Securities and Exchange Commission (the “SEC”) and the listing standards of the New York Stock Exchange (the “NYSE”) to ensure that our corporate governance policies and practices are compliant. Our Corporate Governance Guidelines are available at http://media.corporate-ir.net/media_files/nys/cy/governance/ guidelines2.pdf. You may also request a copy in print by writing to:

     Brad W. Buss
     Corporate Secretary
     Cypress Semiconductor Corporation
     198 Champion Court
     San Jose, California 95134

     Our Code of Business Conduct and Ethics is available on our website at http://media.corporate-ir.net/media_files/ nys/cy/governance/conduct.pdf. Our Code of Business Conduct and Ethics covers topics such as financial reporting, conflict of interest, insider trading, compliance with laws, rules and regulations, and other company policies. You may also request a copy in print by writing to:

     Brad W. Buss
     Corporate Secretary
     Cypress Semiconductor Corporation
     198 Champion Court
     San Jose, California 95134

     On May 31, 2005, our corporation submitted our 303A Annual CEO Certification to the NYSE.

Determination of Independence

     In order to make a determination of independence of a director as required by our Corporate Governance Guidelines and rules of the NYSE and SEC, the Board of Directors (the “Board”) determines whether a director has a material relationship with Cypress (either directly or indirectly as a partner, stockholder or officer of an organization that has a relationship with Cypress). Each director completed a questionnaire, with questions tailored to the rules of the NYSE, as well as the SEC requirements for director independence. On the basis of the questionnaires completed and returned by each director, the Board determined that each of Messrs. Albrecht, Benhamou, Carney, Long, McCranie, Shugart and van de Ven is independent as determined under our Corporate Governance Guidelines and the rules of the NYSE and the SEC. The Board determined that Mr. T.J. Rodgers, our President and Chief Executive Officer, has a material relationship with Cypress by virtue of his employment and position at Cypress, and therefore, is not independent.

Consideration of Director Nominees

     The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board and whether any vacancies are expected due to retirement or otherwise. The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for directorships, including requests to Board members and others for recommendations.

     On July 19, 2005, Mr. Fred Bialek retired from the Board. Mr. Bialek served as a director on our Board from 1991 until his retirement. On July 21, 2005, the Board appointed Messrs. Evert van de Ven and Lloyd Carney as members of the Board. Mr. van de Ven was recommended as a nominee to the Board by Cypress’s management, and Mr. Carney was recommended by one of our directors, Mr. Long. Messrs. van de Ven and Carney’s nominations were considered by the Nominating and Corporate Governance Committee in accordance with our Corporate Governance Guidelines. The Board has determined that Messrs. van de Ven and Carney satisfy the requirements for director independence under NYSE and SEC rules.

     Consistent with the age limitation in our Corporate Governance Guidelines, Mr. Alan Shugart, who is now 75 years old, is not eligible for re-election to the Board. Mr. Shugart’s retirement will be effective May 1, 2006. Our Board determined that it would not be in the Company’s best interest to replace Mr. Shugart. Therefore, our Board has approved an amendment to our bylaws decreasing the number of authorized directors from eight to seven effective upon Mr. Shugart’s retirement.

     Stockholders may recommend, with timely notice, individuals for the Nominating and Corporate Governance Committee to consider as potential director candidates by submitting their names and background to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Cypress Semiconductor Corporation, 198 Champion Court, San Jose, California 95134. The

Nominating and Corporate Governance Committee will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis (see “How and when may I submit proposals for actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?”).

     The qualifications of recommended director candidates will be reviewed by the Nominating and Corporate Governance Committee in accordance with the criteria set forth in our Corporate Governance Guidelines and SEC and NYSE rules. These criteria include the candidate’s skills, attributes, integrity, experience, commitment, diligence, conflicts of interest and the ability to act in the interest of all stockholders. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Cypress believes that the backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow our Board to fulfill its responsibilities.

     The process followed by the Nominating and Corporate Governance Committee to identify and evaluate nominees includes meeting from time to time to evaluate biographical information and background material relating to potential candidates and if appropriate, conducting interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board.

     Assuming that appropriate biographical and background material is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate nominees by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members.

     The Board makes the final determination whether or not a stockholder-recommended candidate will be included as a director nominee for election in accordance with the criteria set forth in our Corporate Governance Guidelines. If the Board decides to nominate a stockholder-recommended candidate and recommends his or her election as a director by the stockholders, the name of the nominee will be included in Cypress’s proxy statement and proxy card for the stockholders meeting at which his or her election is recommended.

Communications from Stockholders and Other Interested Parties

     The Board will give appropriate attention to written communications on issues that are submitted by stockholders and other interested parties, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, the Chairman of the Nominating and Corporate Governance Committee, with the assistance of the Corporate Secretary, will (1) be primarily responsible for monitoring communications from stockholders and other interested parties, and (2) provide copies or summaries of such communications to the other directors as the Chairman considers appropriate.

     Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Chairman of the Nominating and Corporate Governance Committee considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded to our full Board of Directors.

     Stockholders and other interested parties who wish to send communications on any topic to the Board may do so by sending an email to CYBOD@cypress.com or by addressing such communication to the Chairman of the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Cypress Semiconductor Corporation, 198 Champion Court, San Jose, California, 95134.

BOARD STRUCTURE AND COMMITTEES

     Eric A. Benhamou serves as Chairman of our Board of Directors. The Board held a total of seven (7) meetings during our 2005 fiscal year, which ended on January 1, 2006. Every director attended at least 75% of the number of meetings of the Board and of the committees of the Board on which the director served.

     Our “non-management” directors met four (4) times in executive sessions during regularly scheduled Board meetings in the 2005 fiscal year. Mr. Benhamou presided over all executive sessions of our directors, as defined under the rules of the NYSE. Our independent directors held one (1) executive session in fiscal year 2005 pursuant to NYSE requirements.

     Interested parties are able to make their concerns known to the non-management independent directors by electronic mail to CYBOD@cypress.com, or in writing addressed to the Chairman of the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Cypress Semiconductor Corporation, 198 Champion Court, San Jose, California 95134.

     The Board of Directors has an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and an Operations Committee. The current membership and functions of each committee are described in the table below:

Director	Audit Committee(1)	Compensation Committee	Nominating and Corporate Governance Committee	Operations Committee

W. Steve Albrecht	Chairman
Eric A. Benhamou	X	Chairman
Lloyd Carney	X	X
James R. Long		X	Chairman
J. Daniel McCranie	X			X
Alan F. Shugart			X
Evert van de Ven			X	X
T. J. Rodgers

The Audit Committee

     The Audit Committee of our Board of Directors assists the Board in fulfilling its responsibilities with respect to its oversight of:

  Cypress’s accounting and financial reporting processes and the audit of the Cypress’s financial statements;

  the quality and integrity of Cypress’s financial statements and other significant financial disclosures;

  Cypress’s internal controls and the audit of management’s assessment of the effectiveness of internal control over financial reporting;

  Cypress’s compliance with legal and regulatory requirements;

  the independent registered public accounting firm’s appointment, qualifications, independence and performance; and

  the performance of Cypress’s internal audit function.

     The Audit Committee operates under a written charter adopted by our Board of Directors, and was established in accordance with Exchange Act Section 3(a)(58)(A). The charter of the Audit Committee is available on our web site at http://media.corporate-ir.net/media_files/nys/cy/governance/audit1.pdf. The Board of Directors has determined that all of the members of the Audit Committee are independent as defined in Section 303.01(B)(2)(a) and (3) of the NYSE’s listing standards.

     In fiscal year 2005, the Audit Committee, at various times, was comprised of Messrs. Benhamou, Lewis, McCranie, Carney, Long, and Albrecht, and met eleven (11) times. The Board of Directors determined that each member of the Audit Committee is financially literate and that each of Messrs. Albrecht, Benhamou, Lewis, Carney, McCranie, and Long has the accounting and/or related financial management expertise required under the rules of the NYSE.

     Our Audit Committee charter limits to three the number of audit committees on which a Cypress Audit Committee member may serve without the review and approval of our Board of Directors. Mr. Albrecht currently serves on the audit committees of five public companies, including Cypress and SunPower Corporation, a Cypress subsidiary. Our Board of Directors has discussed with Mr. Albrecht his Audit Committee membership and evaluated the existing demands on his time. Based on these discussions, our Board of Directors concluded that such simultaneous service does not impair Mr. Albrecht's ability to continue to effectively serve on our Audit Committee. Our Board has designated Mr. Albrecht as the “audit committee financial expert” in accordance with the NYSE requirement. The responsibilities of our Audit Committee and its activities during fiscal year 2005 are described in greater detail in the Report of the Audit Committee contained in this proxy statement.

____________________

(1)

The Audit Committee, at various times in 2005, was comprised of Messrs. Long, Lewis, Benhamou, McCranie, and Albrecht. In anticipation of Mr. Lewis’ April 2005 retirement from the Board, in February 2005, the Board appointed Mr. Albrecht to serve as Mr. Lewis’ replacement as chairman of the Audit Committee. Mr. McCranie also joined the Committee at that time. Mr. Carney was appointed to the Committee in October 2005. Mr. Long left the Audit Committee to serve on the Compensation Committee.

     In discharging its duties, the Audit Committee:

  reviews and approves the scope of the annual audit and the independent public accountants’ fees;

  meets independently with our independent registered public accounting firm, internal auditors, and our senior management;

  reviews the general scope of our accounting, financial reporting, annual audit and matters relating to internal control systems, as well as the results of the annual audit and review of interim financial statements, auditor independence issues, and the adequacy of the Audit Committee charter;

  pre-approves all significant non-audit services provided by the registered independent registered public accounting firm; and

  reviews SEC filings, earnings releases and other forms of significant investor communications.

The Compensation Committee

     In fiscal year 2005, the Compensation Committee at various times, consisted of Messrs. Lewis, Benhamou, Long, and Carney. The Board has determined that the current members of the committee, Messrs. Benhamou, Long, and Carney, are independent as defined under the rules of the NYSE. The Compensation Committee assists the Board with discharging its duties with respect to the formulation, implementation, review and modification of the compensation of our director’s, officers and senior executives, and the preparation of the annual report on executive compensation for inclusion in our proxy statement.

     Specifically, the Compensation Committee:

  reviews compensation for our senior executives;

  has authority to grant stock options under our 1994 Stock Plan, as amended, to employees and consultants (including officers and directors who are also our employees or consultants); and

  has authority to grant stock options under the 1999 Non-Qualified Stock Option Plan, as amended, including grants for new employees who join us through our acquisitions of other entities.

     The Compensation Committee held four (4) meetings during our 2005 fiscal year. The responsibilities of our Compensation Committee and its activities during fiscal year 2005 are also described in the Report of the Compensation Committee contained in this Proxy Statement. The charter for our Compensation Committee is posted on our web site at http://media.corporate-ir.net/ media_files/nys/cy/governance/compensation.pdf.

The Nominating and Corporate Governance Committee

     In fiscal year 2005, the Nominating and Corporate Governance Committee, at various times, consisted of Messrs. Long, van de Ven and Shugart. The Board has determined that the current members of the committee, Messrs. Long and van de Ven, are independent as defined under the rules of the NYSE. The purpose of the Nominating and Corporate Governance Committee is to:

  identify and evaluate individuals qualified to become Board members;

  recommend to the Board the persons to be nominated by the Board for election as directors at the annual meeting of stockholders, including any nomination of qualified individuals properly submitted by stockholders of the Company; and

  develop, maintain and recommend to the Board a set of corporate governance principles and oversee the evaluation of the Board.

     The Nominating and Corporate Governance Committee is authorized to retain advisers and consultants and to compensate them for their services. The Nominating and Corporate Governance Committee did not retain any such advisers or consultants during fiscal year 2005.

     The Nominating and Corporate Governance Committee had several informal meetings during fiscal year 2005. The charter for our Nominating and Corporate Governance Committee is posted on our web site at http://media.corporate-ir.net/ media_files/nys/cy/governance/nominating.pdf.

The Operations Committee

     In fiscal year 2005, the Board established the Operations Committee and appointed Messrs. McCranie and van de Ven as members. The purpose of the Operations Committee is to:

  review strategic proposals and provide advice and counsel to Cypress regarding business operations; and

  present to the Board an independent assessment of Cypress’s business operations and practices.

     Members of the Operations Committee attend quarterly operations reviews, and provide advice and counsel to the Company’s executives. The charter for our Operations Committee is posted on our web site at http://media.corporate-ir.net/ media_files/nys/cy/governance/nominating.pdf.

COMPENSATION OF DIRECTORS

     In the fourth fiscal quarter of 2005, we increased our director’s annual retainer fees from $30,000 to $45,000. Prior to that time, we did not pay any additional fees to our Board members for their services on the various Board committees. Commencing in the fourth fiscal quarter of 2005, we now pay $2,500 quarterly to the chairman of our Audit Committee, and a quarterly payment of $1,250 to other members of the Audit Committee. The Chairman of the Compensation Committee and the Chairman of the Nominating and Corporate Governance Committee is each paid $1,875 quarterly. No additional payment is made to other members of the Compensation Committee or the Nominating and Corporate Governance Committee. The members of our Operations Committee are paid $2,500 for each business operations meeting they attend.

     In addition to the cash remuneration set forth above, the 1994 Stock Plan, as amended, provides for the automatic grant of non-statutory options to our non-management directors. Upon their initial appointment to the Board, each non-management director is granted an option to purchase 80,000 shares of common stock of the Company. Incumbent non-management directors who have served since the last annual stockholders meeting and are re-elected at the Company’s next annual meeting receive an additional option to purchase 20,000 shares of common stock. If the re-elected incumbent director has not served on the Board since the last annual stockholders meeting, then the additional 20,000 option grant is pro-rated based on the number of days in the last 365 day period that have passed since the director’s initial option grant. As long as a director maintains continuous status as a director, option grants vest on a monthly basis over a period of five years from the date of grant. The exercise price of options granted under the 1994 Stock Plan is the fair market value of our common stock on the date of grant.

     The following table shows all cash remuneration earned by our directors for Board-related services in 2005:

Director	Board Retainer	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Operations Committee	Total

W. Steve Albrecht	$33,750	$2,500				$36,250
Eric A. Benhamou	$33,750	$1,250	$1,875			$36,875
Fred Bialek	$22,500					$22,500
Lloyd Carney	$18,750					$18,750
John C. Lewis	$15,000					$15,000
James R. Long	$33,750			$1,875		$35,625
J. Daniel McCranie	$33,750	$1,250			$10,000	$45,000
Alan F. Shugart	$33,750					$33,750
Evert van de Ven	$18,750				$12,500	$31,250
T. J. Rodgers	$0					$0

Total	$243,750	$5,000	$1,875	$1,875	$22,500	$275,000

     No other compensation is made to members of our Board, except as set forth under “Certain Relationships and Related Transactions.”

PROPOSAL ONE

ELECTION OF DIRECTORS

     A board of seven directors is to be elected at the 2006 Annual Meeting. The proxies cannot be voted for greater than the number of nominees named. All directors are elected annually and serve a one-year term until the next annual meeting until they or their successors are elected at the next annual meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees named below, each of whom is presently serving as one of our directors. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in accordance with cumulative voting to elect as many of the nominees listed below as possible. In such event, the proxy holders will determine the specific nominees for whom such votes will be cumulated. We do not expect any nominee will be unable or will decline to serve as a director. There are no arrangements or understandings between any nominee and any other person pursuant to which he was selected as a director or a nominee.

     Nominees for Election to the Board of Directors:

			Director
Name of Nominee	Age	Principal Occupation	Since

T.J. Rodgers	58	Our President and Chief Executive Officer	1982

Eric A. Benhamou	50	Chairman of our Board, Chairman of the Boards of 3Com	1993
		Corporation, and Palm, Inc.

James R. Long	63	Former Executive Vice President of Nortel	2000

W. Steve Albrecht	59	Associate Dean and Andersen Alumni Professor of	2003
		Accounting, Marriott School of Management, Brigham
		Young University

Lloyd Carney	44	General Manager of IBM’s Netcool Division	2005

J. Daniel McCranie	62	Chairman of the Board of ON Semiconductor, Virage	2005
		Logic

Evert van de Ven	56	Former Executive Vice President and Chief Technical	2005
		Officer of Novellus Systems

     Except as set forth below, each of the nominees has been engaged in his principal occupation described above during the past five years. There are no family relationships among our directors and executive officers.

     T.J. Rodgers is a co-founder of Cypress and has been the Company’s President and Chief Executive Officer and a member of the board of directors since 1982. Mr. Rodgers also serves on the board of directors of SolarFlare Communications Inc., Infinera, ION America, and SunPower Corporation and Silicon Light Machines, each a Cypress subsidiary.

     W. Steve Albrecht is the Associate Dean and Andersen Alumni Professor of Accounting at the Marriott School of Management at Brigham Young University (BYU). Mr. Albrecht, a certified public accountant, certified internal auditor and certified fraud examiner, joined BYU in 1977 after teaching at Stanford University and the University of Illinois. Prior to BYU, he worked as an accountant for Deloitte & Touche. Mr. Albrecht is the past president of the American Accounting Association and the Association of Certified Fraud Examiners. He currently serves on the board of directors of Red Hat, SkyWest Airlines, SunPower Corporation, and ICON Health & Fitness. He is currently a trustee of the Financial Accounting Foundation which provides oversight to the FASB (Financial Accounting Standards Board) and GASB (Governmental Accounting Standards Board).

     Eric A. Benhamou is Chairman of our Board of Directors, as well as the board of directors of 3Com Corp. and Palm, Inc. He served as chief executive officer of Palm Inc. from October 2001 until October 2003, and as chief executive officer of 3Com from 1990 until the end of 2000. Mr. Benhamou co-founded Bridge Communications, an early networking pioneer, and was vice president of engineering until its merger with 3Com in 1987. He is also a member of the board of directors of RealNetworks, Inc. and Silicon Valley Bank. He serves on the executive committee of TechNet and the Computer Science and Technology Board (CSTB). He is the Chief Executive Officer of Benhamou Global Ventures, an investment firm that he established.

     Lloyd Carney currently serves as General Manager of the Netcool Division at IBM. Mr. Carney was the chairman and chief executive officer of Micromuse, an IT and telecom infrastructure management tools provider before it was acquired by IBM in February 2006. Prior to Micromuse, Mr. Carney was executive vice president of operations at Juniper Networks, where he oversaw the sales, marketing, engineering, manufacturing and customer service organizations. During his time at Nortel Networks, he was the head of three divisions, including the Core IP Division, the Wireless Internet Division and the Enterprise Data Division.

     J. Daniel McCranie currently serves as Chairman of the Board of Directors of ON Semiconductor and Virage Logic. He is also a member of the board of directors of Actel Corp. Mr. McCranie served as Cypress's executive vice president of sales and marketing from 1993-2001. Prior to his initial tenure with Cypress, Mr. McCranie was the chairman, president and chief executive officer of SEEQ Technology, and has held positions of increasing responsibility in management, engineering, and sales and marketing at Harris Corporation, Advanced Micro Devices, American Microsystems and Philips Corporation. Mr. McCranie was previously chairman of the board of Xicor Inc. and has served on the boards of California Micro Devices and ASAT Holdings Limited.

     James R. Long currently serves on the board of directors of 3Com Corp. and the Polynesian Cultural Center. He has been an independent business consultant since 1999. He retired in 1999 as executive vice president of Nortel Networks Corp. and president of Nortel Enterprise Solutions. Between 1991 and 1999, Mr. Long was the president of various business units at Nortel Networks, including Asia Pacific, Nortel World Trade, and the Enterprise Solutions group. Prior to joining Nortel, Mr. Long held a variety of senior executive positions with IBM Corp. and Rolm Co., an IBM and Siemens joint venture. Mr. Long currently serves on Cypress’s Sales & Marketing Advisory Board.

     Evert P. van de Ven has more than 30 years of experience in the semiconductor industry, including engineering and advisory positions at Philips Semiconductors, Matsushita Electronics Corp. and Applied Materials. Mr. van de Ven retired from Novellus Systems in 1995 as executive vice president and chief technology officer, and has served on the board of directors at Matrix Integrated Systems. Mr. van de Ven was a member of the Technology Advisory Board at Cypress from 1995 until 2005. He currently serves on Cypress’s Manufacturing Advisory Board.

     Required Vote The seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no further legal effect under Delaware law.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE NOMINEES PROPOSED ABOVE.

PROPOSAL TWO

APPROVAL OF THE AMENDED EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

     This is a proposal to approve amendments to our Employee Qualified Stock Purchase Plan (the “ESPP”) to:

  extend the term of the ESPP by ten (10) years, and

  to reduce the ESPP’s automatic annual share replenishment provision from 1.5% to 1%.

     The ESPP was initially adopted by our Board of Directors in 1986 and was approved by our stockholders in 1986. If this proposal is not approved by our stockholders, the ESPP will expire in August 2006.

     Our Board of Directors (the “Board”) approved an amendment to the ESPP, subject to obtaining stockholder approval, to extend the term of the ESPP for an additional ten (10) years from the date of our 2006 annual stockholders’ meeting (“Annual Meeting”) and to reduce the annual share increase currently in effect under the ESPP from 1.5% to 1%.

     The number of shares of our common stock currently reserved for issuance under the ESPP is 4,347,750 shares, plus an annual increase equal to the lesser of (i) 3,000,000 shares, (ii) 1.5% of our “Issued Shares,” which is the number of shares of our common stock outstanding on the last day of the immediately preceding fiscal year plus any shares reacquired by us during the such fiscal year, or (iii) a lesser amount determined by the Board. If this proposal is approved by our stockholders, the annual increase in the share reserve under the ESPP will be reduced to the lesser of (i) 3,000,000 shares, (ii) 1.0% of the Issued Shares as of the last day of the immediately preceding fiscal year, or (iii) a lesser amount determined by the Board.

     Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of our common stock that are present in person or by proxy and entitled to vote at our 2006 Annual Meeting.

     Our executive officers and employee director have an interest in this proposal because they are eligible to participate in the ESPP.

Purposes and Effects of the Proposal

     Encouraging employees to acquire equity ownership in the Company assures a closer alignment of the interests of participating employees in the ESPP with those of the Company’s stockholders. The proposed adjustments to the ESPP will enable the Company to continue to use the ESPP as a valuable tool for attracting and retaining key personnel and aligning the interests of ESPP participants with those of the Company’s stockholders.

Description of Employee Qualified Stock Purchase Plan

     The following is a summary of the principal features of the ESPP and its operation. This summary is qualified in its entirety by reference to the ESPP as set forth in Appendix A.

Purpose

     The purpose of the ESPP is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended.

Term of ESPP

     The ESPP will expire in August 2006 unless sooner terminated pursuant to the provisions of the ESPP. If our stockholders approve this proposal, the plan will continue for an additional term of ten (10) years from the date of our 2006 annual stockholders’ meeting.

Eligibility

     Any employee who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or its subsidiaries that are designated as eligible by the Board is eligible to participate in the ESPP. No employee who owns stock and/or holds outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company may participate. Moreover, no employee may participate to the extent that they may purchase stock under all employee stock purchase plans of the Company and its subsidiaries at a rate which exceeds $25,000 of fair market value (determined on the first day of any offering period) in any calendar year.

Shares Available for Issuance

     As of January 1, 2006, there are approximately 4,347,750 shares of Company Common Stock which are available for issuance under the ESPP. Currently, the ESPP provides for an automatic annual increase equal to the lesser of (i) 3,000,000 shares, (ii) 1.5% of Issued Shares, or (iii) a lesser amount determined by the Board. If the stockholders approve this amendment to the ESPP, the percentage annual increase of Issued Shares as of the last day of the immediately preceding fiscal year will be reduced to one percent (1%).

Offering Period

     The ESPP is implemented by consecutive and overlapping eighteen (18) month offering periods (“Offering Periods”) beginning approximately every six (6) months. New Offering Periods commence on the first trading day on or after December 31 and June 30 each year, or on such other date that the Board may determine. The Board has the power to change the length of Offering Periods without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

Participation

     Eligible employees may participate in the ESPP by completing a subscription agreement authorizing payroll deductions pursuant to the ESPP. Payroll deductions may not be less than two percent (2%) and may not exceed ten percent (10%) of the participant’s aggregate compensation during the Offering Period. A participant may discontinue participation in the ESPP or decrease or increase the rate of payroll deductions during an Offering Period pursuant to the ESPP but may not change the rate or amount of payroll deductions more than two (2) times in any one calendar year. In order to comply with Section 423(b)(8) of the Internal Revenue Code and eligibility limitations pursuant to the ESPP, a participant’s payroll deductions may be decreased to zero percent (0%).

Option Grant

     The Internal Revenue Service views participants in our ESPP as receiving options. The price per share subject to the option is the lower of (i) eighty-five percent (85%) of the fair market value of a share of our common stock on the first day of the eighteen-month Offering Period, or (ii) eighty-five percent (85%) of the fair market value of a share of our common stock on the purchase date. On the first day of each offering period, each eligible employee participant is granted an option to purchase a number of shares of our common stock determined by dividing the employee’s payroll deductions accumulated prior to the purchase date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of our common stock on the first day of the Offering Period, or (ii) eighty-five percent (85%) of the fair market value of our common stock on the purchase date. The maximum number of shares subject to each option is determined by dividing $100,000 by the fair market value of a share of the our common stock on the first day of the Offering Period, and other limitations pursuant to the ESPP.

Option Exercise

     Unless a participant withdraws from the ESPP, a participant’s option for the purchase of shares is exercised automatically on each purchase date. The maximum number of full shares subject to option is purchased for the participant at the applicable option price using the accumulated payroll deductions in his or her account. During a participant’s lifetime, the participant’s option to purchase shares under the ESPP is exercisable only by that participant.

Automatic Transfer to Low Price Offering Period

     In the event that the fair market value of our common stock is lower on a purchase date than it was on the first day of the Offering Period, all employees participating in the ESPP on the purchase date are deemed to have withdrawn from the Offering Period immediately after exercise of their option and to have enrolled as participants in the newly commencing Offering Period. A participant may elect to remain in the previous Offering Period by filing a written statement pursuant to the ESPP and prior to the automatic change.

Withdrawal; Termination of Employment

     A participant may withdraw all but not less than all payroll deductions credited to his or her account and not yet used to exercise the option at any time by written notice to the Company. If a participant withdraws from an Offering Period, no further payroll deductions will be made during the Offering Period under the ESPP and payroll deductions will not resume at the beginning of the succeeding Offering Period.

     If a participant fails to remain as our employee or ceases to meet the ESPP eligibility requirements, he or she is deemed to have elected to withdraw from the ESPP. Withdrawal from an Offering Period has no effect upon a participant’s eligibility to participate in succeeding Offering Periods which commence after termination of the Offering Period from which the participant withdrew, or in any similar plan which we may thereafter adopt.

     Upon termination of the participant’s continuous status as an employee prior to a purchase date, payroll deductions credited to the participant’s account during the Offering Period but not yet used to exercise the option will be returned to the participant or, in the case of his or her death, to the person or persons entitled thereto, and the participant’s option will automatically terminate.

Adjustments Upon Changes in Capitalization & Certain Transactions

     Any increase or decrease in the number of issued shares of our common stock resulting from a stock split or payment of a stock dividend, or any other increase or decrease in the number of shares of our common stock effected without our receiving consideration proportionately adjusts:

  the number of shares of common stock covered by each ESPP option,

  the number of shares of common stock which have been authorized for issuance under the ESPP, including the annual share replenishment limit of 3,000,000 shares (collectively, the “Reserves”), and the price per share of common stock covered by each ESPP option.

     Any other issuance by us of shares of stock of any class, or securities convertible into shares of stock of any class, will not affect the number or price of shares of common stock subject to an ESPP option.

     In the event of proposed dissolution or liquidation of the Company, all Offering Periods terminates immediately prior to the consummation of such proposed action, unless the Board provides otherwise.

     In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the ESPP is assumed or an equivalent option is substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines to terminate and accelerate all Offering Periods. The Board may adjust the Reserves, as well as the price per share of our common stock covered by each ESPP option, in the event that we undertake any reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of our outstanding common stock, and in the event that we are consolidated with or merged into any other corporation.

Amendment or Termination

     The ESPP administrator may at any time and for any reason terminate or amend the ESPP.

     Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the administrator is entitled to:

  change the Offering Periods,

  limit the frequency and/or number of changes in the amount withheld during an Offering Period,

  establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars,

  permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in our processing of properly completed withholding elections,

  establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of our common stock properly correspond with amounts withheld, and establish such other limitations or procedures as the administrator determines in its sole discretion advisable which are consistent with the ESPP.

     In the event the administrator determines that the ongoing operation of the ESPP may result in unfavorable financial accounting consequences, the administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the ESPP to reduce or eliminate such accounting consequence including, but not limited to (i) increasing the purchase price for any Offering Period including an Offering Period underway at the time of the change in purchase price; (ii) shortening any Offering Period so that Offering Period ends on a new purchase date, including an Offering Period underway at the time of the administrator action; and (iii) allocating shares.

Number of Shares Purchased by Certain Individuals and Groups

     Given that the number of shares that may be purchased under the ESPP is determined, in part, on the common stock’s market value at the beginning of an offering period and at the end of a purchase period (or upon a purchase date within an offering period) and given that participation in the ESPP is voluntary on the part of employees, the actual number of shares that may be purchased by any individual is not determinable.

     For illustrative purposes, the following table sets forth (a) the number of shares of our common stock that were purchased by our directors and Named Executive Officers during fiscal year 2005 under the ESPP, (b) the total purchase price paid for such shares, and (c) the fair market value of such shares.

Name of Individual or Group	Number of Shares Purchased	Total Purchase Price	FMV at Purchase

T.J. Rodgers	2,131	$21,246.07	$30,366.75
President and Chief Executive Officer
and Director

Brad W. Buss	0	$0	$0
Executive Vice President,
Finance and Administration,
Chief Financial Officer

Paul Keswick	1,103	$10,996.91	$14,736.69
Executive Vice President,
New Products Division

Cathal Phelan	2,131	$21,246.07	$26,631.07
Executive Vice President,
Data Communications Division

Christopher A. Seams	2,131	$21,246.07	$27,358.85
Executive Vice President,
Sales, Marketing & Operations

All executive officers, including the	14,945	$149,001.65	$192,578.13
Named Executive Officers above, as a
group

All directors who are not executive	0	N/A	N/A
officers, as a group[1]

All employees who are not executive	1,357,310	$13,532,380.70	$18,219,685.12
officers, as a group

Tax Aspects

     While we advise our employees to consult independent tax advisors with respect to this and any other Company benefit plan, we have determined the tax consequences of the purchase of shares of common stock under the ESPP are as follows.

     An employee will not have taxable income when the shares of common stock are purchased, but the employee generally will have taxable income when the employee sells or otherwise disposes of ESPP shares.

     For shares that the employee does not dispose of until more than 24 months after the first day of the Offering Period and more than 12 months after the purchase date (the “holding period”), gain up to 15% of the market price of the stock on the first day of the Offering Period is taxed as ordinary income. Any additional gain above that amount is taxed at long-term capital gain rates. If, after the holding period, the employee sells the stock for less than the purchase price, the difference is a long-term capital loss. Shares sold within the holding period are taxed at ordinary income rates on the amount of discount received from the stock’s market price on the purchase date. Any additional gain (or loss) is taxed to the stockholder as long-term or short-term capital gain (or loss). The purchase date begins the period for determining whether the gain (or loss) is short-term or long-term.

     The Company may deduct for federal income tax purposes an amount equal to the ordinary income an employee must recognize when he or she disposes of stock purchased under the ESPP within the holding period. The Company may not deduct any amount for shares disposed of after the holding period.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENTS TO THE EMPLOYEE QUALIFIED STOCK PURCHASE PLAN.

____________________

1 Directors who are not employees of the Company are not eligible to participate in the ESPP.

COMPENSATION PLAN INFORMATION FOR FISCAL 2005

     Information for 2005 with respect to our compensation plans (including individual compensation arrangements) under which equity securities of Cypress are authorized for issuance, are aggregated in the table below as follows:

     i.     All compensation plans previously approved by security holders; and

     ii.    All compensation plans not previously approved by security holders.

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance (c)

Equity compensation plans approved by security holders	33,609		$14.87	21,357	(1)
Equity compensation plans not approved by security holders	5,242		$14.72	4,012	(2)
Total	38,851	(3)	$14.85	25,369

(1)

Includes 17.0 million shares available for future issuance under the Company’s amended 1994 Plan, generally used for grants to all employees including officers and directors. In addition, the amount includes 4.4 million shares available under the Company’s employee stock purchase plan (“ESPP”).

(2)	Includes shares available under the Company’s 1999 Plan used for grants to employees other than officers and directors.

(3)

Total number does not include 0.7 million outstanding options, with a weighted-average exercise price of $6.17 per share, originally granted under plans assumed by the Company in connection with various acquisitions. The Company does not intend to grant any additional options under these plans.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of Cypress’s Board of Directors serves as the representative of the Board of Directors with respect to its oversight of:

  Cypress’s accounting and financial reporting processes and the audit of the Cypress’s financial statements;

  the quality and integrity of Cypress’s financial statements and other significant financial disclosures;

  Cypress’s internal controls and the audit of management’s assessment of the effectiveness of internal control over financial reporting;

  Cypress’s compliance with legal and regulatory requirements;

  the independent registered public accounting firm’s appointment, qualifications, independence and performance; and

  the performance of Cypress’s internal audit function.

     The Audit Committee also reviews the performance of Cypress’s independent registered public accounting firm, PricewaterhouseCoopers LLP, in the annual audit of financial statements and internal control over financial reporting and in assignments unrelated to the audit, and reviews the independent public accountants’ fees.

     The Audit Committee provides the Board such information and materials, as it may deem necessary to make the Board aware of financial matters requiring the attention of the Board. The Audit Committee reviews the Company’s financial disclosures, and meets privately, outside the presence of our management, with our independent registered public accounting firm and our internal auditors to discuss our internal accounting control policies and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report on Form 10-K for our fiscal year ended January 1, 2006, with management including a discussion of the quality and substance of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addition, the Audit Committee reviewed the results of management’s assessment of the effectiveness of Cypress’s internal control over financial reporting as of January 1, 2006. The Audit Committee reports on these meetings to our Board of Directors.

     The charter of the Audit Committee is available at our website at:

               http://media.corporate-ir.net/media_files/nys/cy/governance/audit1.pdf.

     Cypress’s management has primary responsibility for preparing Cypress’s financial statements and for its financial reporting process. In addition, management is responsible for establishing and maintaining adequate internal control over financial reporting. Cypress’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of Cypress’s financial statements to generally accepted accounting principles and on management’s assessment of the effectiveness of Cypress’s internal control over financial reporting.

     The Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2005 with Cypress’s management.

2.

The Audit Committee has reviewed and discussed with management the evaluation of Cypress’s internal controls and the audit of management’s assessment on the effectiveness of Cypress’s internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.

3.

The Audit Committee has discussed with PricewaterhouseCoopers LLP, the independent registered public accounting firm for Cypress, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU §380), as modified and supplemented.

4.

The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP for Cypress required by Independence Standards Board Standard No. 1 “Independence Discussions with Audit Committees,” and has discussed with PricewaterhouseCoopers LLP their independence, including whether PricewaterhouseCoopers LLP’s provision of non-audit services to Cypress is compatible with their independence.

     The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. With the exception of certain de-minimus amounts, unless the specific service has been previously pre-approved with respect to that fiscal year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform such services for Cypress.

     Based on the review and discussion referred to in items (1) through (4) above, the Audit Committee recommended to Cypress’s Board of Directors and the Board approved, that the Company audited financial statements be included in Cypress’s Annual Report on Form 10-K for the fiscal year ended January 1, 2006, for filing with the SEC. The Audit Committee also recommended the reappointment of PricewaterhouseCoopers LLP as Cypress’s independent registered public accounting firm for fiscal year 2006.

     Each member of the Audit Committee is independent as defined under the listing standards of the NYSE.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

W. Steve Albrecht, Chairman
Eric A. Benhamou
Lloyd Carney
J. Daniel McCranie

PROPOSAL THREE

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of Directors, upon recommendation of the Audit Committee, has reappointed the firm of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006, subject to ratification by our stockholders.

     PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 1982. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to questions.

     Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our bylaws or other applicable legal requirements. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice.

     If the stockholders fail to ratify the selection of our independent registered public accounting firm, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in Cypress’s and its stockholders’ best interests.

     All fees billed to Cypress by PricewaterhouseCoopers LLP were pre-approved by the Audit Committee. Fees billed to Cypress and SunPower Corporation, a majority-owned subsidiary of Cypress, by PricewaterhouseCoopers LLP during the fiscal years 2005 and 2004 were as follows:

Services	2005	2004
Audit Fees	$3,373,088	$2,537,295
Audit-Related Fees	646,733	72,898
Tax Compliance	770,760	523,737
Tax Advice and Planning	252,319	246,543
	$5,042,900	$3,380,473

  Audit Fees: Includes fees associated with the annual audit of financial statements and internal control over financial reporting in compliance with regulatory requirements under the Sarbanes-Oxley Act, review of quarterly reports on Form 10-Q, annual report on Form 10-K and periodic reports on Form 8-K, consents issued in connection with our Form S-8 filings, assistance and review with other documents we filed with the SEC, and statutory audits required internationally.

  Audit-Related Fees: Audit-related services principally include employee benefit plan audits, internal control consulting, and accounting consultations not associated with the audit.

  Tax Compliance: Includes fees for tax compliance (tax return preparation assistance and expatriate tax services).

  Tax Advice and Planning: Includes fees for general tax planning, tax-related services on acquisition, and international tax consulting.

Required Vote

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the meeting will be required to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding beneficial ownership of our common stock as of the Record Date (except as described below) by:

  each of our directors;

  our chief executive officer and each of the four other most highly compensated individuals who served as our executive officers at fiscal year-end (the “Named Executive Officers”);

  all individuals who served as directors or Named Executive Officers at fiscal year-end as a group; and

  each person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act of 1934, as amended) who is known by us to own beneficially more than 5% of our common stock.

Directors, Officers and 5% Stockholders	Shares Beneficially Owned
Directors	Number	Percent(1)
T.J. Rodgers (2)	3,836,188	2.8%
W. Steve Albrecht (3)	62,133	*
Eric A. Benhamou (4)	71,106	*
Lloyd Carney (5)	16,000	*
James R. Long (6)	128,949	*
J. Daniel McCranie (7)	18,005	*
Alan F. Shugart (8)	94,112	*
Evert van de Ven (9)	68,500	*
Named Executive Officers
Brad W. Buss (10)	0	*
Paul Keswick (11)	494,092	*
Cathal Phelan (12)	314,008	*
Christopher A. Seams (13)	606,265	*
All Directors and Named Executive Officers at fiscal year-end as a group (14)	5,709,358	4.1%
5% Stockholders
FMR Corp. (15)	18,945,600	14.0%
82 Devonshire Street,
Boston, Massachusetts 02109
Mellon Financial Corp. (16)	7,596,570	5.6%
One Mellon Center
Pittsburgh, PA 15258
____________________

* Less than 1%

(1)	The total number of shares outstanding as of the Record Date was 139,161,860.

(2)

Includes 1,411,652 shares of common stock held directly by Mr. Rodgers, of which 100,251 shares were acquired under the Non-Qualified Deferred Compensation Plan. Also includes options to purchase 2,424,536 shares of common stock, which are exercisable within 60 days of the Record Date.

(3)	Represents 16,000 shares of common stock held directly by Mr. Albrecht and options to purchase 46,133 shares of common stock, which are exercisable within 60 days of the Record Date.

(4)	Represents options to purchase 71,106 shares of common stock, which are exercisable within 60 days of the Record Date.

(5)	Represents options to purchase 16,000 shares of common stock, which are exercisable within 60 days of Record Date. Mr. Carney became a member of our Board in June 2005.

(6)	Represents 4,300 shares of common stock held directly by Mr. Long and options to purchase 124,649 shares of common stock, which are exercisable within 60 days of the Record Date.

(7)	Represents 1,239 shares of common stock held directly by Mr. McCranie and options to purchase 16,766 shares of common stock, which are exercisable within 60 days of the Record Date.

(8)	Represents options to purchase 78,112 shares of common stock, which are exercisable within 60 days of the Record Date.

(9)

Represents 5,000 shares of common stock held directly and 1,000 shares of common stock held indirectly by Mr. van de Ven, and options to purchase 62,500 shares of common stock, which are exercisable within 60 days of the Record Date. Mr. van de Ven became a member of our Board in June 2005.

(10)	Mr. Buss joined Cypress in August 2005; his stock options have yet to vest.

(11)	Represents 21,592 shares of common stock directly held by Mr. Keswick and options to purchase 472,500 shares of common stock, which are exercisable within 60 days of the Record Date.

(12)	Represents 26,428 shares of common stock directly held by Mr. Phelan and options to purchase 287,580 shares of common stock, which are exercisable within 60 days of the Record Date.

(13)

Includes 67,829 shares of common stock held directly by Mr. Seams, of which 54,500 shares were purchased under the stockholder-approved 2001 Employee Stock Purchase Assistance Plan. Also includes options to purchase 538,436 shares of common stock, which are exercisable within 60 days of the Record Date.

(14)

Includes 1,571,040 shares of common stock held directly by our Named Executive Officers, directors and their family members. Also includes options to purchase an aggregate of 4,138,318 shares of common stock, which are exercisable within 60 days of the Record Date.

(15)

The ownership information set forth in the table is based on information contained in a statement on Schedule 13G/A filed on February 14, 2006, with the SEC by FMR Corp. FMR Corp. has sole voting power with respect to 287,000 shares and sole dispositive power with respect to 18,945,600 shares or common stock.

(16)

The ownership information set forth in the table is based on information contained in a statement on Schedule 13G filed on February 15, 2006, with the SEC by Mellon Financial Corp. Mellon Financial Corp. has shared voting and dispositive power with respect to 76,200 shares, sole voting power with respect to 7,070,535 shares and sole dispositive power with respect to 7,345,266 shares of our common stock.

     The following table sets forth certain information regarding beneficial ownership of shares of the common stock of our active subsidiaries(1) as of the Record Date by:

  each of our directors;

  each of the Named Executive Officers that held such shares of common stock or rights to acquire such common stock; and

  each of our directors and Named Executive Officers as a group.

SUNPOWER CORPORATION(2)

	Shares Beneficially Owned
Directors/Officers	Number		Percent
W. Steve Albrecht	0	(3)	*
All directors and Named Executive Officers as a group	0		*

____________________

*	Less than 1%

(1)

As of February 28, 2006, each of Messrs. Seams and Rodgers held of record 200,000 shares of restricted common stock of our subsidiary, Silicon Magnetic Systems, which ceased operations in the first quarter of fiscal year 2005. Of the 200,000 shares held, 170,000 are vested and the remaining 30,000 shares vest over time and are subject to forfeiture and restriction on transfer as set forth in Silicon Magnetic Systems, Inc.’s stock plan.

(2)	The total number of shares of capital stock of SunPower Corporation outstanding as of the Record Date was 61,114,499.

(3)

Represents options to purchase shares of common stock of SunPower Corporation, which are exercisable within sixty days of the Record Date. For his board-related services, Mr. Albrecht was granted options to purchase 36,000 shares of common stock of SunPower Corporation. The options have yet to vest.

     The following table shows, as to our chief executive officer and each of the Named Executive Officers, information concerning compensation earned for services by such individuals in all capacities during the three fiscal years ended January 1, 2006.

Executive Compensation

Summary Compensation Table

							Long-Term
							Compensation
		Annual Compensation					Awards
			Bonus				Securities
Name and Principal		Salary	Earned	Other		Total	Underlying
Position	Year	(1)($)	(2)($)	($)		($)	Options (#)
							Cypress

T.J. Rodgers	2005	$442,364	$49,392	$3,750	(3)	$ 495,506	350,000 (4)
President, Chief Executive	2004	$400,000	$75,000	—		$ 475,000	350,000
Officer and Director	2003	$382,671	$58,452	—		$ 441,123	280,000

Brad W. Buss	2005	$103,846 (5)	$37,500 (6)	$50,000	(7)	$ 191,346	300,000
Executive Vice President,
Finance and
Administration,
Chief Financial Officer

Paul Keswick (8)	2005	$255,829	$16,948	—		$ 272,777	60,000
Executive Vice President,
New Product
Development

Cathal Phelan (8)	2005	$274,275	—	$1,250	(3)	$ 275,525	43,551
Executive Vice President,
Data Communications
Division

Christopher A. Seams,	2005	$326,019	$19,604	$4,375	(3)	$ 349,998	70,000
Executive Vice President,	2004	$304,400	$59,292	—		$ 363,692	90,000
Sales, Marketing &	2003	$274,439	$40,820	$1,250	(3)	$ 316,509	108,400
Operations

(1)

Includes base salary in the year earned. The salaries indicated for 2003 reflect a 6%–9% pay-cut from January through June 2003. The salaries indicated for 2005 reflect a 10% pay-cut for most of our vice presidents, from January through December in 2005.

(2)

Includes bonus amounts earned under our Key Employee Bonus Plan (KEBP) in the applicable year. Bonuses given out under our KEBP are by virtue of the success in accomplishing certain group- and individual-specific goals. The amounts earned are paid out in the fiscal year following the year earned, provided the employee is still employed by Cypress at the time of the pay- out subject to conditions specified under the Plan. Mr. Phelan is no longer employed by Cypress; therefore, he will not receive any pay-out under the terms of the KEBP.

(3)	Represents a cash bonus earned and paid to Messrs. Rodgers and Phelan in fiscal year 2005, and Mr. Seams in fiscal years 2003 and 2005 under our Patent Award Program.

(4)	Represents Mr. Rodgers’ regular annual grant for 2005. During fiscal year 2005, Mr. Rodgers was granted additional options to purchase 382,023 shares of common stock, the details of which are set forth in the “Option Grants in Last Fiscal Year” table.

(5)	Mr. Buss joined Cypress in August 2005. Mr. Buss’s annual salary is $300,000.

(6)	Represents a guaranteed bonus earned by Mr. Buss under our KEBP in the fourth quarter of fiscal year 2005.

(7)	Represents a new hire bonus paid to Mr. Buss.

(8)	Messrs. Keswick and Phelan are Named Executive Officers in 2005.

     The following table shows option grants under our option plans and the option plans of our subsidiaries as to our chief executive officer and each of the Named Executive Officers to whom grants were made during the last fiscal year, and the potential realizable value of those options, assuming 5% and 10% annual rate of appreciation, at the end of their term:

Option Grants in Last Fiscal Year

CYPRESS SEMICONDUCTOR CORPORATION

	Individual Grants
		% of Total			Potential Realizable
	Number of	Options			Value at Assumed
	Securities	Granted to			Annual Rates of Stock Price
	Underlying	Employees			Appreciation
	Options	in Fiscal	Exercise	Expiration	for Option Term
Name	Granted (1)	Year(2)	Price	Date(3)	5% (4)	10% (4)
T.J. Rodgers(5)	380,000	4.37%	$11.40	02/03/15	$2,724,372	$6,904,092
	350,000	4.03%	$14.55	02/25/15	$3,202,646	$8,116,133
	735	0.01%	$36.38	02/25/15	$0	$999
	1,288	0.01%	$14.55	02/25/15	$11,786	$29,867
Brad W. Buss	225,000	2.59%	$15.23	08/15/15	$2,155,065	$5,461,357
	75,000	0.86%	$15.23	08/15/15	$718,355	$1,820,452
Paul Keswick	60,000	0.69%	$14.55	02/25/15	$549,025	$1,391,337
Cathal Phelan(6)	43,000	0.50%	$14.55	02/25/15	$393,468	$997,125
	551	0.01%	$24.25	02/25/15	$0	$7,432
Christopher A. Seams	70,000	0.81%	$14.55	02/25/15	$640,529	$1,623,227

(1)

Except for the 380,000 options granted to T.J. Rodgers (see footnote 5), options granted under our 1994 Stock Option Plan typically have a ten-year term, vest over a five-year period of employment and have an exercise price equal to market value on the date of grant. All of the options granted and described in this table were granted under our 1994 Stock Option Plan and have these terms.

(2)

During the fiscal year ended January 1, 2006, options to purchase an aggregate of 8,686,299 shares of our common stock were granted to employees and consultants, including options granted to employees of acquired companies, to directors, and to technical and manufacturing advisory boards.

(3)	Options may terminate before their expiration dates if the optionee’s status as an employee or consultant is terminated, upon the optionee’s death or if a third party acquires us.

(4)

Potential realizable value is based on an assumption that the market price of the stock appreciates at the stated rate, compounded annually, from the date of grant until the end of the ten-year option term. These values are calculated based on requirements promulgated by the SEC and do not reflect our estimate of future stock price appreciation. Annual compounding results in total appreciation of 63% (at 5% per year) and 159% (at 10% per year). If the price of our common stock were to increase at such rates from the price at 2005 fiscal year-end ($14.25 per share) over the next ten years, the resulting stock prices at 5% and 10% appreciation would be $23.21 and $36.96, respectively.

(5)

Mr. Rodgers was granted options to purchase 380,000 shares of common stock in February 2005 to compensate him for the sale of Mr. Rodgers’ 1,382,533 shares of SunPower Corporation that he had purchased prior to the investment in SunPower by Cypress. Mr. Rodgers sold his shares in SunPower at the request of the board of directors so there would be no conflict of interest, and he currently owns no shares of SunPower. The 380,000 options vest quarterly over a three-year period, subject to accelerated vesting if certain performance conditions are met. The grant of 350,000 shares of common stock to Mr. Rodgers was his regular option grant for fiscal year 2005. In 2005, Mr. Rodgers also received option grants to purchase 735 shares of Cypress’s common stock for forfeiting shares he held in Silicon Light Machines, a Cypress subsidiary. He also received options to purchase an aggregate number of 1,288 shares of common stock of Cypress for forfeiting his shares in Cypress Microsystems, Inc., a former Cypress subsidiary, and Silicon Light Machines.

(6)	In addition to his regular grant of 43,000 options, Mr. Phelan was granted options to purchase 551 shares of common stock from Cypress for forfeiting the shares he held in Cypress Microsystems, Inc.

     The following table shows, for our chief executive officer and each of the Named Executive Officers, information concerning options to acquire securities of Cypress and its subsidiaries, held by such individuals, exercised during fiscal year 2005 and the value of such options held at fiscal year-end:

Aggregated Option Exercises in Last Fiscal Year and Last Fiscal Year-End Option Values

CYPRESS SEMICONDUCTOR CORPORATION

	Shares		Number of Securities		Value of Unexercised
	Acquired	Value	Underlying Options at		In-the-Money Options at
	on	Realized	Fiscal Year-End		Fiscal Year End ($)(1)
Name	Exercise(#)	($)(2)	Exercisable	Unexercisable	Exercisable	Unexercisable
T.J. Rodgers	0	$0	2,212,999	1,149,024	$4,744,782	$2,098,918
Brad W. Buss	0	$0	0	300,000	$0	$0
Paul Keswick	47,048	$197,647	435,916	165,084	$1,422,533	$440,005
Cathal Phelan	87,416	$714,140	258,590	133,645	$59,013	$409,045
Christopher A. Seams	527	$3,238	482,606	256,732	$1,837,021	$924,977

(1)	Calculated by determining the difference between the fair market value of the securities underlying the options at December 30, 2005, and the exercise price of the options.

(2)	Calculated by determining the valuation of the purchased shares on the exercise date less the option exercise price paid for such shares.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors is responsible for the review of our compensation programs for Cypress’s executive officers, and has exclusive authority from our Board of Directors to grant stock options to Cypress’s executive officers. The Compensation Committee applies a consistent philosophy to compensation for all employees, including our executive officers, based on the premise that Cypress’s achievements result from the coordinated efforts of all individuals working toward common objectives. Cypress strives to achieve those objectives through teamwork that is focused on meeting the defined expectations of our customers and stockholders.

Goals of the Compensation Program

     The goals of the Compensation Program are to align executive compensation with business objectives and performance, and to enable Cypress to attract, retain and reward executive officers that contribute to Cypress’s long-term success. The compensation program for executive officers is based on the same principles applicable to compensation decisions for all of our employees:

  Competitive Levels of Compensation. Cypress is committed to providing a compensation program that helps Cypress attract and retain the best people in the industry. To ensure that pay is competitive, we periodically review the compensation practices of other leading companies in the semiconductor industry. We believe that Cypress’s compensation levels fall within the median of industry compensation levels.

  Performance-Driven Rewards. Executive officers are rewarded based upon corporate performance, business unit performance and individual performance. Corporate performance and business unit performance are evaluated by reviewing the extent to which strategic and business goals are met, including such factors as operating profit, and timely new product introductions. Individual performance is evaluated by measuring organization progress against set objectives.

  Performance and Compensation Feedback. At the beginning of the performance cycle, critical quarterly and annual objectives are set for each executive officer. The chief executive officer gives ongoing feedback on performance to each such officer. At the end of the performance cycle, we evaluate the extent to which the critical objectives have been accomplished. These evaluations are subsequently used to determine merit increases and stock option grants to employees. The evaluations are also used to determine executive compensation through stock ownership and option grants to our chief executive officer and other executive officers.

Components of the Compensation Program

     Cypress’s Compensation Program, which consists of cash-based and equity-based compensation, allows Cypress to attract and retain highly skilled executive staff, provide useful products and services to customers, enhance stockholder value, motivate technological innovation and adequately reward its executive officers and other employees.

     Cash-Based Compensation. The Compensation Committee sets base salary for executive officers on the basis of level of responsibility, prior performance and other factors after reviewing the compensation levels for competitive positions in the market.

     In the first fiscal quarter of 2006, Cypress replaced its New Product Bonus Plan with an employee bonus plan known as the Performance Profit Sharing Plan (PPSP). The objective of the PPSP is to provide incentives to all Cypress employees, including our executive officers, based on the Company’s quarterly earning per share (EPS) performance compared to the Annual Operating Plan (AOP) and their individual critical success factors (CSFs).

     Cypress has a Key Employee Bonus Plan (KEBP) in which the chief executive officer and other key employees participate. Plan participants are eligible to receive bonuses (in each case a percentage of a participant’s base salary) based on Cypress’s profitability and certain group and individual specific goals. The KEBP program has been enhanced for 2006 to improve alignment of goals throughout the Company, incentivize EPS performance to plan and gate all payments to the Company’s strategic initiatives. Management is confident these changes will incentivize performance to plans that will increase stockholder value.

     Equity-Based Compensation. Stock options provide additional incentives to officers and employees to work to maximize stockholder value. The options become exercisable over a defined period of employment with Cypress to encourage employees to remain with Cypress. In line with Cypress’s compensation philosophy, we grant stock options to all employees, commensurate with their potential contributions to Cypress. Stock options are included as part of the initial employment compensation package, and are also awarded for promotions and pursuant to our annual stock program, which provides long-term incentives to virtually all employees based on performance and potential contributions.

Compensation of the Chief Executive Officer

     T.J. Rodgers has been Cypress’s President and Chief Executive Officer since Cypress’s incorporation in 1982. In determining Mr. Rodgers’ compensation, the Compensation Committee evaluates corporate performance, individual performance, compensation paid to Cypress’s other executive officers and total compensation (including salary, bonus and equity compensation) paid to chief executive officers of comparable companies. In 2005, Mr. Rodgers’ salary was $460,000, but he was actually paid

$442,364 due to a pay-cut program in 2005 for our vice presidents and executive officers. Mr. Rodgers also earned $49,392 under our Key Employee Bonus Program and $3,750 under our Patent Award Program.

     A fundamental tenet of Cypress’s compensation policy, particularly with respect to compensation of the chief executive officer, is to link the level of compensation obtained to Cypress’s performance as measured by profitability and growth. One way that we establish this link is to award Mr. Rodgers with compensation in the form of options to purchase stock, for the reason that the market will reward superior performance by Cypress, by increasing the value of his equity and penalize unsatisfactory performance by diminishing or eliminating such value. Through his equity ownership in Cypress, which consists of 1,411,652 shares of common stock (shares directly held and shares acquired under the Non-qualified Deferred Compensation Plan), and options to purchase 2,424,536 shares of common stock (which are exercisable 60 days from the Record Date), Mr. Rodgers shares with other stockholders of Cypress a significant stake in the success of Cypress’s business.

     A second way that we establish the link between Cypress’s performance and level of compensation is through bonus plans. Cypress’s Performance Profit Sharing Plan and Key Employee Bonus Plan award variable compensation based to a substantial degree on individual performance and on an objective measure of Cypress’s profitability and long-term growth. It is the philosophy of Cypress and this committee to bias compensation toward this kind of variable compensation as well as equity awards. This means that when we perform well, as principally indicated by profitability, employees, and in particular the chief executive officer, will be well compensated, to a level which may exceed the median of industry compensation levels. When our performance is below target levels, however, variable compensation will be limited or non-existent and equity compensation will not attain the same value, meaning that the chief executive officer’s overall compensation package may be below industry median levels.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Eric A. Benhamou, Chairman
Lloyd Carney
James R. Long

OTHER DISCLOSURES

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee was or is one of our officers or employees.

Certain Relationships and Related Transactions

     In July 2005, Mr. Bialek retired from our Board. His consulting agreement with the Company was terminated in August 2005. Mr. Bialek was paid $197,741 in 2005 under his consulting agreement.

     Mr. van de Ven serves on our Manufacturing Advisory Board (MAB). For his service on the MAB in 2005, Mr. van de Ven received a total cash remuneration of $10,000, and in 2006, he received options to purchase 2,000 shares of our common stock, at an exercise price of $14.62 per share. These options vest monthly, and will expire in ten years. In 2006, Mr. James R. Long joined our Sales and Marketing Advisory Board (SMAB). Mr. Long received no stock options for his participation on the SMAB. Each of Messrs. Long and van de Ven will also receive a cash remuneration of $1,250 per quarter for their attendance at such advisory board meetings, plus business travel expenses.

Indebtedness of Executive Officers

     In 2001, prior to Sarbanes-Oxley, we offered our employees loans to purchase shares of our common stock under the stockholder-approved 2001 Employee Stock Purchase Assistance Plan. During that same year, Christopher A. Seams, our Executive Vice President of Sales, Marketing & Operations, received a loan from the Company to make a one-time purchase of 54,500 shares of our common stock under this plan. As of February 28, 2006, Mr. Seams was indebted to us in the principal amount of $1,154,095, plus accrued interest in the amount of $260,949. Mr. Seams’ loan accrues interest at a rate of 5% per annum. No other amounts have been loaned to Mr. Seams in connection with the Company’s Employee Stock Purchase Assistance Plan.

     In 2001, prior to Sarbanes-Oxley and before Mr. Seams became a 16(b) officer, the Company extended a loan to Mr. Seams in the amount of $16,000 to purchase shares of common stock in Silicon Magnetic Systems (SMS), a Cypress subsidiary that ceased operations in the first fiscal quarter of 2005. Mr. Seams’ loan accrues interest at a rate of 9% per annum.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC and the National Association of Securities Dealers. Such officers, directors and 10% stockholders are also required by the SEC rules to furnish us with copies of all Section 16(a) forms that they file.

     Based solely on our review of the copies of such forms received by us, we believe that, during the fiscal year ended January 1, 2006, all Section 16(a) filing requirements applicable to our officers, directors and 10% stockholders were satisfied.

Company Stock Price Performance

     Shown below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on Cypress common stock against the cumulative total return of the S&P Composite—500 Stock Index and the S&P Composite—Electronics (Semiconductors) Index for the five-year period commencing on December 30, 2000 and ending on January 1, 2006.

Copyright © 2006, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.

OTHER MATTERS

     We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

     It is important that your stock be represented at the Annual Meeting, regardless of the number of shares you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope provided or to vote by telephone or over the Internet at your earliest convenience.

FOR THE BOARD OF DIRECTORS

Brad W. Buss
Corporate Secretary

Dated: March 27, 2006

APPENDIX A
TO THE 2006 PROXY STATEMENT

CYPRESS SEMICONDUCTOR CORPORATION
EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

AMENDED AND RESTATED EFFECTIVE AS OF THE DATE OF THE 2006 ANNUAL STOCKHOLDERS’ MEETING

The following constitute the provisions of the Employee Stock Purchase Plan (herein called the "Plan") of Cypress Semiconductor Corporation (herein called the "Company").

1.

PURPOSE. The purpose of the plan is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase common stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the plan qualify as an "employee stock purchase plan" under section 423 of the internal revenue code of 1986, as amended. The provisions of the plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the code.

2.	DEFINITIONS.

	2.1	"Act" shall mean the Securities Exchange Act of 1934, as amended.

	2.2	"Board" shall mean the Board of Directors of the Company.

	2.3	"Code" shall mean the Internal Revenue Code of 1986, as amended.

	2.4	"Common Stock" shall mean the Common Stock of the Company.

	2.5	"Company" shall mean Cypress Semiconductor Corporation, a Delaware corporation.

2.6

"Compensation" >shall mean all regular straight time earnings, payments for overtime, shift premium, cash incentive compensation, cash incentive payments, cash bonuses and commissions (except to the extent that the exclusion of any such items for all participants is specifically directed by the Board or its committee).

2.7

"Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

	2.8	"Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

2.9

"Employee" shall mean any person, including an officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

	2.10	"Exercise Date" shall mean the first Trading Day on or after December 31 and June 30 of each year.

2.11

"Exercise Period" shall mean the approximately six (6) month period commencing on one Exercise Date and ending with the next Exercise Date, except that the first Exercise Period of any Offering Period shall commence on the Offering Date and end with the next Exercise Date.

2.12

"Offering Period" shall mean a period of approximately eighteen (18) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after December 31 and June 30 of each year and terminating on the Offering Period commencement date approximately eighteen months later.

	2.13	"Offering Date" shall mean the first Trading Day of each Offering Period of the Plan.

	2.14	"Plan" shall mean this Employee Qualified Stock Purchase Plan.

2.15

"Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

	2.16	“Trading Day” shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

3.	ELIGIBILITY.

	3.1	Any Employee as defined in paragraph 2 who is employed by the Company as of an Offering Date shall be eligible to participate in the Plan, subject to limitations imposed by Section 423(b) of the Code.

3.2

Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.

OFFERING PERIODS. The plan shall be implemented by eighteen (18) month offering periods beginning approximately every six (6) months with a new offering period commencing on the first trading day on or after December 31 and June 30 each year, or on such other date as the board shall determine. The plan shall continue thereafter until terminated in accordance with paragraph 20 hereof. Subject to the requirements of paragraph 20, the board of directors of the Company shall have the power to change the duration of offering periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first offering period to be affected.

5.	PARTICIPATION.

5.1

An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deduction on the form provided by the Company and filing it with the Company's payroll office prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering.

5.2

Payroll deductions for a participant shall commence on the first payroll following the Offering Date and shall end on the Exercise Date of the offering to which such authorization is applicable, unless sooner terminated by the participant as provided in paragraph 11.

6.	PAYROLL DEDUCTIONS.

6.1

At the time a participant files his subscription agreement, he shall elect to have payroll deductions made on each payday during the Offering Period in amounts from two (2%) to ten percent (10%) of his Compensation; or such greater percentage of Compensation as the Board, in its sole discretion, determines and communicates to eligible Employees prior to the commencement of the first Offering Period affected thereby. The aggregate of such payroll deductions during any Offering Period shall not exceed ten percent (10%) of his aggregate Compensation (or such greater percentage of Compensation as is determined by the Board pursuant to the preceding sentence) during said offering period.

	6.2	All payroll deductions made by a participant shall be credited to his account under the Plan. A participant may not make any additional payments into such account.

6.3

A participant may discontinue his participation in the Plan as provided in paragraph 11, or may decrease or increase the rate or amount of his payroll deductions during the Offering Period (within the limitations of paragraph 6(a)) by completing and filing with the Company a new subscription agreement authorizing a change in the rate or amount of payroll deductions; provided, however, that a participant may not change the rate or amount of his payroll deductions more than two (2) times in any one calendar year. The change in rate shall be effective fifteen (15) days following the Company's receipt of the new authorization. Subject to the limitations of paragraph 6(a), a participant's subscription agreement shall remain in effect for successive Offering Periods unless revised as provided herein or terminated as provided in paragraph 11.

6.4

Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Exercise Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Exercise Period and any other Exercise Period ending within the same calendar year equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Exercise Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 11.

7.	GRANT OF OPTION.

7.1

On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Exercise Date; provided, however, that the maximum number of Shares an Employee may purchase during each Offering Period shall be determined at the Offering Date by dividing $100,000 by the fair market value of a share of the Company's Common Stock on the Offering Date, and provided further that such purchase shall be subject to the limitations set forth in paragraphs 3(b) and 13 hereof. Exercise of the option shall occur as provided in paragraph 8, unless the participant has withdrawn pursuant to paragraph 11, and shall expire on the last day of the Offering Period. Fair market value of a share of the Company's Common Stock shall be determined as provided in paragraph 7(b) herein.

7.2

The option price per share of the shares offered in a given Exercise Period shall be the lower of: (i) eighty-five percent (85%) of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) eighty-five percent (85%) of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per share shall be the closing price of the Common Stock for such date on the New York Stock Exchange or on such other stock exchange as the Company's Common Stock may be traded or, if not traded on a stock exchange, as reported by the NASDAQ National Market System, or, in the event the Common Stock is not listed on a stock exchange or NASDAQ's National Market System, the fair market value per share shall be the mean of the bid and asked prices of the Common Stock reported for such date in over-the-counter trading.

8.

EXERCISE OF OPTION. Unless a participant withdraws from the plan as provided in paragraph 11, his option for the purchase of shares will be exercised automatically on each exercise date of the offering period, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable option price with the accumulated payroll deductions in his account. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him.

9.

DELIVERY. As promptly as practicable after the exercise date of each exercise period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his option or an electronic notice reflecting the allocation of such shares to his brokerage account. Any cash remaining to the credit of a participant's account under the plan after a purchase by him of shares at the termination of each exercise period which is insufficient to purchase a full share of common stock of the Company shall be applied to the participant's account for the next exercise period. Any other excess accumulated payroll deductions shall be returned to the participant.

10.

AUTOMATIC TRANSFER TO LOW PRICE OFFERING PERIOD. In the event that the fair market value of the Company's common stock is lower on an exercise date than it was on the first offering date for that offering period, all employees participating in the plan on the exercise date shall be deemed to have withdrawn from the offering period immediately after the exercise of their option on such exercise date and to have enrolled as participants in the newly commencing offering period. A participant may elect to remain in the previous offering period by filing a written statement declaring such election with the Company prior to the time of the automatic change to the new offering period.

11.	WITHDRAWAL; TERMINATION OF EMPLOYMENT.

11.1

A participant may withdraw all but not less than all the payroll deductions credited to his account and not yet used to exercise his option under the Plan at any time by giving written notice to the Company. All of the participant's payroll deductions credited to his account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

11.2

Upon termination of the participant's Continuous Status as an Employee prior to an Exercise Date for any reason, including retirement or death, the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his death, to the person or persons entitled thereto under paragraph 15, and such participant's option will be automatically terminated.

11.3

In the event an Employee fails to remain in Continuous Status as an Employee of the Company during an Offering Period in which the Employee is a participant, he will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his account will be returned to such participant and such participant's option terminated.

11.4

A participant's withdrawal from an Offering Period will not have any effect upon his eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

	11.5	A participant's withdrawal from an offering will not have any effect upon his eligibility to participate in any similar plan which may hereafter be adopted by the Company.

12.	INTEREST. No interest shall accrue on the payroll deductions of a participant in the plan.

13.	STOCK.

13.1

The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 10,100,000 shares, plus, commencing on the first day of the Company's 1999 fiscal year, an annual increase equal to the lesser of (i) 3,000,000 shares, (ii) 1.0% of the Issued Shares (as defined below) as of the last day of the immediately preceding fiscal year or (iii) a lesser amount determined by the Board, all subject to adjustment upon changes in capitalization of the Company as provided in paragraph 19. "Issued Shares" shall mean the number of shares of Common Stock of the Company outstanding on such date plus any shares reacquired by the Company during the fiscal year that ends on such date. If the total number of shares which would otherwise be subject to options granted pursuant to paragraph 7(a) hereof on the Exercise Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

	13.2	The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

	13.3	Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his spouse.

14.

ADMINISTRATION. The plan shall be administered by the board of directors of the Company or a committee appointed by the board. The administration, interpretation or application of the plan by the board or its committee shall be final, conclusive and binding upon all participants. Members of the board who are eligible employees are permitted to participate in the plan.

15.	DESIGNATION OF BENEFICIARY.

15.1

A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the Offering Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the Offering Period.

15.2

Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16.

TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 11.

17.

USE OF FUNDS. All payroll deductions received or held by the Company under the plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

18.

REPORTS. Individual accounts will be maintained for each participant in the plan. Statements of account will be given to participating employees promptly following the exercise date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

19.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of common stock covered by each option under the plan which has not yet been exercised and the number of shares of common stock which have been authorized for issuance under the plan but have not yet been placed under option, including the annual share replenishment limit of three million shares set forth in section 13, (collectively, the "reserves") as well as the price per share of common stock covered by each option under the plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split or the payment of a stock dividend (but only on the common stock) or any other increase or decrease in the number of shares of common stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an option.

In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the option stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the option will terminate upon the expiration of such period.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

20.	AMENDMENT OR TERMINATION.

20.1

The Administrator may at any time and for any reason terminate or amend the Plan. Except as otherwise provided in the Plan, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Administrator on any Exercise Date if the Administrator determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

20.2

Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

20.3

In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

		20.3.1	increasing the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

		20.3.2	shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Administrator action; and

		20.3.3	allocating shares.

21.

NOTICES. All notices or other communications by a participant to the Company under or in connection with the plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.

CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the securities act of 1933, as amended, the act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.	TERM OF PLAN. Except to the extent it is terminated earlier pursuant to section 20, the plan shall remain in effect for ten years following the date of the Company’s 2006 annual stockholders’ meeting.

CYPRESS SEMICONDUCTOR CORPORATION

EMPLOYEE QUALIFIED STOCK PURCHASE PLAN
SUBSCRIPTION AGREEMENT

Original Application	Date:
Change in Payroll Deduction Rate
Change of Beneficiary
1.

     _______________ hereby elects to participate in the Cypress Semiconductor Corporation Employee Qualified Stock Purchase Plan (the "Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock, with par value $.01, in accordance with this Subscription Agreement and the Stock Purchase Plan.

2.

     I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation (not less than 2% nor more than 10%) on each payday during the Offering Period in accordance with the Stock Purchase Plan. Such deductions are to continue for succeeding Offering Periods until I give written instructions for a change in or termination of such deductions.

3.

     I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Stock Purchase Plan. I further understand that, except as otherwise set forth in the Stock Purchase Plan, shares will be purchased for me automatically on each Exercise Date of the Offering Period unless I otherwise withdraw from the Stock Purchase Plan by giving written notice to the Company for such purpose.

4.	Shares purchased for me under the Stock Purchase Plan will be deposited into my account with UBS Paine Webber.

5.

     I understand that if I dispose of any shares received by me pursuant to the Stock Purchase Plan within two years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or within one year after the date on which such shares were delivered to me, I may be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured as the excess of the fair market value of the shares at the time such shares were delivered to me over the price which I paid for the shares, and that I may be required to provide income tax withholding on that amount. I hereby agree to notify the Company in writing within 30 days after the date of any such disposition. However, if I dispose of such shares at any time after the expiration of the two-year and one-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) 15% of the fair market value on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gains.

6.

     I have received a copy of the Company's most recent prospectus which describes the Stock Purchase Plan and a copy of the complete "Cypress Semiconductor Employee Qualified Stock Purchase Plan.” I understand that my participation in the Stock Purchase Plan is in all respects subject to the terms of the Plan.

7.	I hereby agree to be bound by the terms of the Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Stock Purchase Plan.

8.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Stock Purchase Plan:

NAME: (Please print)
	(First)	(Middle) (Last)

(Address)
NAME: (Please print)
	(First)	(Middle) (Last)

(Address)

Employee's Social
Security Number:
Employee's Address:*

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
Signature of Employee
_______________
* It is the participant's responsibility to notify the Company's stock administrator in the event of a change of address.

198 CHAMPION COURT
SAN JOSÉ, CA 95134

If voting by proxy, you may vote by mail or by telephone or you may vote by using the Internet. Your Internet vote authorizes the named proxies to vote in the same manner as if you had marked, signed and returned your proxy card.

To vote by the Internet, read the 2006 proxy statement and follow these easy steps:

1. Go to the following website: http://www.proxyvote.com
2. Enter the information requested on your computer screen.
3. Follow the simple instructions on your computer screen.

To vote by telephone, read the 2006 proxy statement and follow these easy steps:

1.	Call toll-free 1-800-690-6903 in the United States or Canada anytime on a touch-tone telephone. There is no charge to you for the call.
2.

Have your proxy card in hand when you call and then follow the instructions.

Option #1: To vote as the Board of Directors recommends on ALL proposals: Press 1. When asked, please confirm your vote by pressing 1.

Option #2: If you choose to vote on each proposal separately, press 0 and follow the simple recorded instructions.

To vote by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Cypress Semiconductor Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

If you vote by the Internet or by telephone, PLEASE DO NOT mail back the proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CYSEM1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CYPRESS SEMICONDUCTOR CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3 BELOW:
					For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
Vote On Directors
1.	ELECTION OF DIRECTORS:
Nominees:	01) T.J. RODGERS 02) W. STEVE ALBRECHT 03) ERIC A. BENHAMOU 04) LLOYD CARNEY	05) J. DANIEL MCCRAINE 06) JAMES R. LONG 07) EVERT VAN DE VEN

Vote on Proposals		For	Against	Abstain

In their discretion, the proxies are authorized to vote upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

(This Proxy should be marked, dated, signed by each stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign).

2.	PROPOSAL TO APPROVE THE AMENDED EMPLOYEE QUALIFIED STOCK PURCHASE PLAN.	☐	☐	☐

3.	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR FISCAL YEAR 2006.	☐	☐	☐

For address change/or comments, please check this box and write them on the back where indicated.				☐

		Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.		☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

P R O X Y

CYPRESS SEMICONDUCTOR CORPORATION

     PROXY FOR 2006 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of CYPRESS SEMICONDUCTOR CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 27, 2006 and hereby appoints T. J. Rodgers and Brad W. Buss, and each of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent, vote and act on behalf of the undersigned at the 2006 Annual Meeting of Stockholders of CYPRESS SEMICONDUCTOR CORPORATION to be held on May 1, 2006, at 10:00 a.m., local time, at its offices located at 198 Champion Court, San Jose, California 95134 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on all matters coming before the meeting.

     A majority of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all the powers of said attorneys-in-fact hereunder.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, THE APPROVAL OF THE AMENDED EMPLOYEE QUALIFIED STOCK PURCHASE PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY, AND AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Address Change/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
SEE REVERSE SIDE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE